SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 20, 2006

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania		15258
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Mr. Ronald P. O’Hanley, Vice Chairman of Mellon Financial Corporation (the “Corporation”) and the Corporation have entered into a Letter Agreement, a copy of which is filed herewith as Exhibit 99.1 and a Confidentiality and Non-Solicitation Agreement, a copy of which is filed herewith as Exhibit 99.2. The Letter Agreement and the Confidentiality and Non-Solicitation Agreement are hereby incorporated by reference into this Item 1.01.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS

Exhibit Number	Description
99.1	Letter Agreement dated April 19, 2006, accepted April 20, 2006.

99.2	Confidentiality and Non-Solicitation Agreement made as of April 20, 2006 by and between Mellon Financial Corporation and Ronald P. O’Hanley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: April 25, 2006	By:	/s/ Carl Krasik
Carl Krasik Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Letter Agreement dated April 19, 2006, accepted April 20, 2006.	Filed herewith

99.2	Confidentiality and Non-Solicitation Agreement made as of April 20, 2006.	Filed herewith